EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2026 Financial Results

SAN RAFAEL, Calif., Oct. 15, 2026 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2026 of $28.2 million and diluted earnings per common share ("EPS") of $1.22. Third quarter 2026 results compare to second quarter 2026 net income of $27.4 million and EPS of $1.17.

"Westamerica’s third quarter 2026 results continued to benefit from the Company’s low-cost operating principles. The annualized cost of funding interest-earning loans, bonds and cash was 0.26 percent for the third quarter 2026. Excess cash from stable deposit balances was invested in higher interest earning investment securities resulting in an annualized net interest margin of 3.81 percent for the third quarter 2026, a 4 basis point increase when compared to the second quarter 2026. The Company recognized no provision for credit losses in the third quarter 2026. At September 30, 2026, nonperforming assets were $476 thousand and the allowance for credit losses on loans was $10.5 million. Westamerica operated efficiently, spending 41 percent of its revenue on operating costs in the third quarter 2026”, said Chairman, President and CEO David Payne. “Third quarter 2026 results generated an annualized 11.5 percent return on average common equity. Westamerica paid a $0.48 per common share dividend during the third quarter 2026, and retired 51 thousand common shares using its share repurchase plan. Westamerica’s capital ratios remain at historically high levels exceeding the highest regulatory guidelines,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $53.5 million for the third quarter 2026, compared to $52.7 million for the second quarter 2026. The annualized yield earned on loans, bonds and cash for the third quarter 2026 was 4.07 percent compared to 4.01 percent for the second quarter 2026. The annualized cost of funding interest-earning loans, bonds and cash was 0.26 percent for the third quarter 2026 compared to 0.24 percent for the second quarter 2026.

Noninterest income for the third quarter 2026 totaled $10.7 million compared to $10.3 million for the second quarter 2026. The increase in noninterest income is primarily due to higher merchant processing services fee income related to receipt of a one-time termination fee and increased transaction volumes in the third quarter 2026.

Noninterest expense was $26.2 million for the third quarter 2026 compared to $26.0 million for the second quarter 2026. The increase in noninterest expense is primarily due to higher occupancy and equipment expense and professional fees, partially offset by lower salaries and benefits expense.

The income tax provision (FTE) for the third quarter 2026 was $9.9 million compared to $9.5 million for the second quarter 2026.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – Investor Relations Contact
707-863-6090
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2025 filed on Form 10-K and quarterly report for the quarter ended June 30, 2026 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 15, 2026
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2026

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'2026	Q3'2025	Change	Q2'2026
Net Interest and Loan Fee
Income (FTE)	$53,522	$53,846	-0.6%	$52,674
Provision for
Credit Losses	-	-	n/m	-
Noninterest Income	10,703	10,151	5.4%	10,294
Noninterest Expense	26,218	25,800	1.6%	26,037
Income Before Taxes (FTE)	38,007	38,197	-0.5%	36,931
Income Tax Provision (FTE)	9,855	9,934	-0.8%	9,546
Net Income	$28,152	$28,263	-0.4%	$27,385

Average Common Shares
Outstanding	23,084	25,341	-8.9%	23,306
Diluted Average Common
Shares Outstanding	23,123	25,341	-8.8%	23,319

Operating Ratios:
Basic Earnings Per Common
Share	$1.22	$1.12	8.9%	$1.17
Diluted Earnings Per
Common Share	1.22	1.12	8.9%	1.17
Return On Assets (a)	1.86%	1.86%		1.84%
Return On Common
Equity (a)	11.5%	10.9%		11.3%
Net Interest Margin (FTE) (a)	3.81%	3.80%		3.77%
Efficiency Ratio (FTE)	40.8%	40.3%		41.3%

Dividends Paid Per Common
Share	$0.48	$0.46	4.3%	$0.48
Common Dividend Payout
Ratio	39%	41%		41%

			%
	9/30'26YTD	9/30'25YTD	Change
Net Interest and Loan Fee
Income (FTE)	$158,886	$164,798	-3.6%
Reversal of Provision
for Credit Losses	(300)	(550)	n/m
Noninterest Income	30,604	30,787	-0.6%
Noninterest Expense	78,166	76,456	2.2%
Income Before Taxes (FTE)	111,624	119,679	-6.7%
Income Tax Provision (FTE)	28,732	31,313	-8.2%
Net Income	$82,892	$88,366	-6.2%

Average Common Shares
Outstanding	23,561	25,953	-9.2%
Diluted Average Common
Shares Outstanding	23,579	25,953	-9.1%

Operating Ratios:
Basic Earnings Per Common
Share	$3.52	$3.40	3.5%
Diluted Earnings Per
Common Share	3.52	3.40	3.5%
Return On Assets (a)	1.85%	1.94%
Return On Common
Equity (a)	11.3%	11.4%
Net Interest Margin (FTE) (a)	3.78%	3.85%
Efficiency Ratio (FTE)	41.3%	39.1%

Dividends Paid Per Common
Share	$1.42	$1.36	4.4%
Common Dividend Payout
Ratio	40%	40%

2. Net Interest and Loan Fee Income.
	(dollars in thousands)
			%
	Q3'2026	Q3'2025	Change	Q2'2026
Interest and Loan Fee
Income (FTE)	$57,141	$57,491	-0.6%	$55,995
Interest Expense	3,619	3,645	-0.7%	3,321
Net Interest and Loan Fee
Income (FTE)	$53,522	$53,846	-0.6%	$52,674

Average Earning Assets	$5,593,967	$5,621,797	-0.5%	$5,577,857
Average Interest-Bearing
Liabilities	2,786,456	2,724,510	2.3%	2,766,057

Yield on Earning Assets
(FTE) (a)	4.07%	4.06%		4.01%
Cost of Funds (a)	0.26%	0.26%		0.24%
Net Interest Margin (FTE) (a)	3.81%	3.80%		3.77%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.52%	0.53%		0.48%
Net Interest Spread (FTE) (a)	3.55%	3.53%		3.53%

			%
	9/30'26YTD	9/30'25YTD	Change
Interest and Loan Fee
Income (FTE)	$169,121	$175,028	-3.4%
Interest Expense	10,235	10,230	0.0%
Net Interest and Loan Fee
Income (FTE)	$158,886	$164,798	-3.6%

Average Earning Assets	$5,605,113	$5,689,058	-1.5%
Average Interest-Bearing
Liabilities	2,769,055	2,729,204	1.5%

Yield on Earning Assets
(FTE) (a)	4.02%	4.09%
Cost of Funds (a)	0.24%	0.24%
Net Interest Margin (FTE) (a)	3.78%	3.85%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.49%	0.50%
Net Interest Spread (FTE) (a)	3.53%	3.59%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'2026	Q3'2025	Change	Q2'2026

Total Assets	$5,992,606	$6,018,937	-0.4%	$5,967,886
Total Earning Assets	5,593,967	5,621,797	-0.5%	5,577,857
Total Loans	661,291	744,046	-11.1%	682,900
Commercial Loans	103,360	113,215	-8.7%	107,763
Commercial Real Estate
Loans	457,862	486,751	-5.9%	465,156
Consumer Loans	100,069	144,080	-30.5%	109,981
Total Investment Securities	4,655,877	4,175,230	11.5%	4,569,681
Debt Securities Available for
Sale	3,839,791	3,331,315	15.3%	3,759,010
Debt Securities Held to
Maturity	801,609	829,341	-3.3%	796,225
Equity Securities	14,477	14,574	-0.7%	14,446
Total Interest-Bearing Cash	276,799	702,521	-60.6%	325,276

Loans / Deposits	13.7%	15.5%		14.2%

			%
	9/30'26YTD	9/30'25YTD	Change

Total Assets	$5,998,309	$6,082,169	-1.4%
Total Earning Assets	5,605,113	5,689,058	-1.5%
Total Loans	684,095	765,231	-10.6%
Commercial Loans	107,069	116,423	-8.0%
Commercial Real Estate
Loans	466,735	490,991	-4.9%
Consumer Loans	110,291	157,817	-30.1%
Total Investment Securities	4,565,561	4,268,226	7.0%
Debt Securities Available for
Sale	3,748,088	3,418,176	9.7%
Debt Securities Held to
Maturity	802,966	835,706	-3.9%
Equity Securities	14,507	14,344	1.1%
Total Interest-Bearing Cash	355,457	655,601	-45.8%

Loans / Deposits	14.2%	15.7%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'2026	Q3'2025	Change	Q2'2026

Total Deposits	$4,813,780	$4,806,568	0.2%	$4,795,518
Noninterest Demand	2,170,613	2,201,644	-1.4%	2,168,936
Interest-Bearing Transaction	919,726	895,504	2.7%	931,438
Savings	1,661,489	1,636,259	1.5%	1,630,311
Time greater than $100K	20,528	25,671	-20.0%	22,335
Time less than $100K	41,424	47,490	-12.8%	42,498
Total Short-Term Borrowings	143,289	119,586	19.8%	139,475
Securities Sold under
Repurchase Agreements	143,289	119,586	19.8%	139,475
Shareholders' Equity	973,799	1,026,618	-5.1%	971,898

Demand Deposits /
Total Deposits	45.1%	45.8%		45.2%
Transaction & Savings
Deposits / Total Deposits	98.7%	98.5%		98.6%

			%
	9/30'26YTD	9/30'25YTD	Change

Total Deposits	$4,810,612	$4,868,418	-1.2%
Noninterest Demand	2,181,895	2,246,259	-2.9%
Interest-Bearing Transaction	923,899	912,830	1.2%
Savings	1,640,115	1,632,529	0.5%
Time greater than $100K	22,189	27,465	-19.2%
Time less than $100K	42,514	49,335	-13.8%
Total Short-Term Borrowings	140,338	107,045	31.1%
Securities Sold under
Repurchase Agreements	140,338	107,045	31.1%
Shareholders' Equity	984,642	1,039,802	-5.3%

Demand Deposits /
Total Deposits	45.4%	46.1%
Transaction & Savings
Deposits / Total Deposits	98.7%	98.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'2026
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,593,967	$57,141	4.07%
Total Loans (FTE)	661,291	9,563	5.74%
Commercial Loans (FTE)	103,360	1,554	5.97%
Commercial Real Estate
Loans	457,862	6,374	5.52%
Consumer Loans	100,069	1,635	6.48%
Total Investment Securities (FTE)	4,655,877	44,971	3.86%
Total Debt Securities
Available for Sale (FTE)	3,839,791	36,194	3.76%
Corporate Securities	1,905,513	13,080	2.75%
Collateralized Loan
Obligations	178,979	2,590	5.66%
Agency Mortgage Backed
Securities	1,411,803	17,506	4.96%
Securities of U.S.
Government Sponsored
Entities	308,262	2,708	3.51%
Obligations of States and
Political Subdivisions
(FTE)	35,234	310	3.52%
Total Debt Securities Held to
Maturity (FTE)	801,609	8,315	4.15%
Agency Mortgage Backed
Securities	56,991	501	3.52%
Corporate Securities	730,816	7,680	4.20%
Obligations of States and
Political Subdivisions
(FTE)	13,802	134	3.87%
Equity Securities (FTE)	14,477	462	12.75%
Total Interest-Bearing Cash	276,799	2,607	3.69%

Interest Expense Paid:
Total Earning Assets	5,593,967	3,619	0.26%
Total Interest-Bearing
Liabilities	2,786,456	3,619	0.52%
Total Interest-Bearing
Deposits	2,643,167	3,387	0.51%
Interest-Bearing Transaction	919,726	46	0.02%
Savings	1,661,489	3,301	0.79%
Time less than $100K	41,424	31	0.30%
Time greater than $100K	20,528	9	0.17%
Total Short-Term Borrowings	143,289	232	0.64%
Securities Sold under
Repurchase Agreements	143,289	232	0.64%

Net Interest Income and
Margin (FTE)		$53,522	3.81%

	Q3'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,621,797	$57,491	4.06%
Total Loans (FTE)	744,046	10,321	5.51%
Commercial Loans (FTE)	113,215	1,713	6.01%
Commercial Real Estate
Loans	486,751	6,438	5.25%
Consumer Loans	144,080	2,170	5.98%
Total Investment Securities (FTE)	4,175,230	39,330	3.75%
Total Debt Securities
Available for Sale (FTE)	3,331,315	30,449	3.63%
Corporate Securities	1,919,304	12,784	2.66%
Collateralized Loan
Obligations	658,786	10,505	6.24%
Agency Mortgage Backed
Securities	384,703	3,945	4.10%
Securities of U.S.
Government Sponsored
Entities	312,563	2,777	3.55%
Obligations of States and
Political Subdivisions
(FTE)	55,959	438	3.13%
Total Debt Securities Held to
Maturity (FTE)	829,341	8,446	4.07%
Agency Mortgage Backed
Securities	48,296	264	2.19%
Corporate Securities	739,492	7,815	4.23%
Obligations of States and
Political Subdivisions
(FTE)	41,553	367	3.53%
Equity Securities (FTE)	14,574	435	11.92%
Total Interest-Bearing Cash	702,521	7,840	4.37%

Interest Expense Paid:
Total Earning Assets	5,621,797	3,645	0.26%
Total Interest-Bearing
Liabilities	2,724,510	3,645	0.53%
Total Interest-Bearing
Deposits	2,604,924	3,453	0.53%
Interest-Bearing Transaction	895,504	45	0.02%
Savings	1,636,259	3,361	0.81%
Time less than $100K	47,490	35	0.29%
Time greater than $100K	25,671	12	0.19%
Total Short-Term Borrowings	119,586	192	0.64%
Securities Sold under
Repurchase Agreements	119,586	192	0.64%

Net Interest Income and
Margin (FTE)		$53,846	3.80%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'2026	Q3'2025	Change	Q2'2026
Service Charges on Deposit
Accounts	$3,436	$3,317	3.6%	$3,380
Merchant Processing
Services	3,273	2,860	14.4%	2,840
Debit Card Fees	1,398	1,603	-12.8%	1,462
Trust Fees	1,031	895	15.2%	965
ATM Processing Fees	493	483	2.1%	484
Other Service Fees	441	448	-1.6%	445
Unrealized (Losses) Gains
on Equity Securities	(8)	(90)	n/m	36
Other Noninterest Income	639	635	0.6%	682
Total Noninterest Income	$10,703	$10,151	5.4%	$10,294

Operating Ratios:
Total Revenue (FTE)	$64,225	$63,997	0.4%	$62,968
Noninterest Income /
Revenue (FTE)	16.7%	15.9%		16.3%
Service Charges /
Avg. Deposits (a)	0.28%	0.27%		0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$11.04	$10.02	10.2%	$10.84

			%
	9/30'26YTD	9/30'25YTD	Change
Service Charges on Deposit
Accounts	$10,148	$10,066	0.8%
Merchant Processing
Services	8,852	8,280	6.9%
Debit Card Fees	4,184	4,848	-13.7%
Trust Fees	2,923	2,661	9.8%
ATM Processing Fees	1,427	1,428	-0.1%
Other Service Fees	1,294	1,327	-2.5%
Bank Owned
Life Insurance Gains	-	208	n/m
Unrealized Losses on
Equity Securities	(219)	(90)	n/m
Other Noninterest Income	1,995	2,059	-3.1%
Total Noninterest Income	$30,604	$30,787	-0.6%

Operating Ratios:
Total Revenue (FTE)	$189,490	$195,585	-3.1%
Noninterest Income /
Revenue (FTE)	16.2%	15.7%
Service Charges /
Avg. Deposits (a)	0.28%	0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.75	$10.08	6.7%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'2026	Q3'2025	Change	Q2'2026

Salaries and Related Benefits	$12,394	$12,387	0.1%	$12,541
Occupancy and Equipment	5,436	5,253	3.5%	5,209
Outsourced Data Processing	2,805	2,722	3.0%	2,781
Limited Partnership
Operating Losses	1,110	915	21.3%	1,110
Professional Fees	710	643	10.4%	660
Courier Service	828	738	12.2%	765
Other Noninterest Expense	2,935	3,142	-6.6%	2,971
Total Noninterest Expense	$26,218	$25,800	1.6%	$26,037

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.86%	1.82%		1.87%
Noninterest Expense /
Revenues (FTE)	40.8%	40.3%		41.3%

			%
	9/30'26YTD	9/30'25YTD	Change

Salaries and Related Benefits	$37,260	$36,816	1.2%
Occupancy and Equipment	16,072	15,445	4.1%
Outsourced Data Processing	8,374	8,128	3.0%
Limited Partnership
Operating Losses	3,330	2,745	21.3%
Professional Fees	1,832	1,424	28.7%
Courier Service	2,327	2,113	10.1%
Other Noninterest Expense	8,971	9,785	-8.3%
Total Noninterest Expense	$78,166	$76,456	2.2%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.86%	1.80%
Noninterest Expense /
Revenues (FTE)	41.3%	39.1%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3'2026	Q3'2025	Change	Q2'2026

Average Total Loans	$661,291	$744,046	-11.1%	$682,900

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$10,790	$13,787	-21.7%	$11,151
Provision for
Credit Losses	-	-	n/m	-
Net ACLL Losses	(277)	(1,928)	-85.6%	(361)
End of Period ACLL	$10,513	$11,859	-11.4%	$10,790

Gross ACLL Recoveries /
Gross ACLL Losses	63%	22%		58%
Net ACLL Losses /
Avg. Total Loans (a)	-0.17%	-1.03%		-0.21%

			%
	9/30'26YTD	9/30'25YTD	Change

Average Total Loans	$684,095	$765,231	-10.6%

Beginning of Period ACLL	$11,573	$14,780	-21.7%
Reversal of Provision for
Credit Losses	(300)	(550)	n/m
Net ACLL Losses	(760)	(2,371)	-67.9%
End of Period ACLL	$10,513	$11,859	-11.4%

Gross ACLL Recoveries /
Gross ACLL Losses	68%	54%
Net ACLL Losses /
Avg. Total Loans (a)	-0.15%	-0.41%

	(dollars in thousands)
			%
	9/30/26	9/30/25	Change	6/30/26
Allowance for Credit Losses
on Loans	$10,513	$11,859	-11.4%	$10,790
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$10,514	$11,860	-11.3%	$10,791

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/26	9/30/25	Change	6/30/26
Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$ -	$1,619	n/m	$183
Performing Nonaccrual
Loans	330	728	-54.7%	342
Total Nonaccrual Loans	330	2,347	-85.9%	525
Accruing Loans 90+ Days
Past Due	146	297	-50.8%	283
Total Nonperforming Loans	$476	$2,644	-82.0%	$808

Total Loans Outstanding	$658,198	$741,579	-11.2%	$668,833

Total Assets	5,793,774	5,914,438	-2.0%	5,805,061

Loans:
Allowance for Credit Losses
on Loans	$10,513	$11,859	-11.4%	$10,790
Allowance for Credit Losses
on Loans / Loans	1.60%	1.60%		1.61%
Nonperforming Loans /
Total Loans	0.07%	0.36%		0.12%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/26	9/30/25	Change	6/30/26

Shareholders' Equity	$789,672	$931,646	-15.2%	$853,148
Total Assets	5,793,774	5,914,438	-2.0%	5,805,061
Shareholders' Equity/
Total Assets	13.63%	15.75%		14.70%
Shareholders' Equity/
Total Loans	119.97%	125.63%		127.56%
Tangible Common Equity
Ratio	11.78%	13.98%		12.87%
Common Shares Outstanding	23,084	25,107	-8.1%	23,002
Common Equity Per Share	$34.21	$37.11	-7.8%	$37.09
Market Value Per Common
Share	58.32	49.99	16.7%	58.67

	(shares in thousands)
			%
	Q3'2026	Q3'2025	Change	Q2'2026
Share Retirements (Issuances):
Total Shares Retired	51	488	n/m	753
Average Retirement Price	$57.92	$48.96	n/m	$55.14
Net Shares (Issued) Retired	(82)	480	n/m	629

			%
	9/30'26YTD	9/30'25YTD	Change

Total Shares Retired	1,805	1,622	n/m
Average Retirement Price	$52.88	$49.60	n/m
Net Shares Retired	1,539	1,601	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/26	9/30/25	Change	6/30/26
Assets:
Cash and Due from Banks	$322,510	$659,268	-51.1%	$301,934

Debt Securities Available for
Sale:
Corporate Securities	1,712,385	1,797,562	-4.7%	1,796,083
Collateralized Loan
Obligations	152,389	561,063	-72.8%	208,302
Agency Mortgage Backed
Securities	1,414,432	589,654	139.9%	1,297,830
Securities of U.S.
Government Sponsored
Entities	287,637	305,192	-5.8%	296,531
Obligations of States and
Political Subdivisions	28,977	51,853	-44.1%	40,431
Total Debt Securities
Available for Sale	3,595,820	3,305,324	8.8%	3,639,177

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	55,609	46,433	19.8%	58,202
Corporate Securities	730,433	740,545	-1.4%	733,806
Obligations of States and
Political Subdivisions (1)	12,675	39,527	-67.9%	15,838
Total Debt Securities
Held to Maturity (1)	798,717	826,505	-3.4%	807,846

Loans	658,198	741,579	-11.2%	668,833
Allowance for Credit Losses
on Loans	(10,513)	(11,859)	-11.4%	(10,790)
Total Loans, net	647,685	729,720	-11.2%	658,043

Premises and Equipment, net	25,590	25,874	-1.1%	25,592
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	281,779	246,074	14.5%	250,796

Total Assets	$5,793,774	$5,914,438	-2.0%	$5,805,061

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,166,615	$2,214,100	-2.1%	$2,141,783
Interest-Bearing Transaction	944,441	881,367	7.2%	908,521
Savings	1,645,363	1,626,474	1.2%	1,660,534
Time	59,946	71,238	-15.9%	61,939
Total Deposits	4,816,365	4,793,179	0.5%	4,772,777

Securities Sold under
Repurchase Agreements	139,062	133,651	4.0%	131,813
Total Short-Term
Borrowed Funds	139,062	133,651	4.0%	131,813

Other Liabilities	48,675	55,962	-13.0%	47,323
Total Liabilities	5,004,102	4,982,792	0.4%	4,951,913

Shareholders' Equity:
Common Equity:
Paid-In Capital	421,705	448,600	-6.0%	415,038
Accumulated Other
Comprehensive Loss	(202,792)	(99,913)	103.0%	(117,592)
Retained Earnings	570,759	582,959	-2.1%	555,702
Total Shareholders' Equity	789,672	931,646	-15.2%	853,148

Total Liabilities and
Shareholders' Equity	$5,793,774	$5,914,438	-2.0%	$5,805,061

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'2026	Q3'2025	Change	Q2'2026
Interest and Loan Fee Income:
Loans	$9,512	$10,257	-7.3%	$9,663
Equity Securities	433	409	5.9%	433
Debt Securities Available
for Sale	36,130	30,358	19.0%	34,556
Debt Securities Held to
Maturity	8,287	8,370	-1.0%	8,144
Interest-Bearing Cash	2,607	7,840	-66.7%	3,001
Total Interest and Loan
Fee Income	56,969	57,234	-0.5%	55,797

Interest Expense:
Transaction Deposits	46	45	2.2%	45
Savings Deposits	3,301	3,361	-1.8%	3,024
Time Deposits	40	47	-14.9%	41
Securities Sold under
Repurchase Agreements	232	192	21.0%	211
Total Interest Expense	3,619	3,645	-0.7%	3,321

Net Interest and Loan
Fee Income	53,350	53,589	-0.4%	52,476

Provision for
Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges on Deposit
Accounts	3,436	3,317	3.6%	3,380
Merchant Processing
Services	3,273	2,860	14.4%	2,840
Debit Card Fees	1,398	1,603	-12.8%	1,462
Trust Fees	1,031	895	15.2%	965
ATM Processing Fees	493	483	2.1%	484
Other Service Fees	441	448	-1.6%	445
Other Noninterest Income	631	545	15.8%	718
Total Noninterest Income	10,703	10,151	5.4%	10,294

Noninterest Expense:
Salaries and Related Benefits	12,394	12,387	0.1%	12,541
Occupancy and Equipment	5,436	5,253	3.5%	5,209
Outsourced Data Processing	2,805	2,722	3.0%	2,781
Limited Partnership
Operating Losses	1,110	915	21.3%	1,110
Professional Fees	710	643	10.4%	660
Courier Service	828	738	12.2%	765
Other Noninterest Expense	2,935	3,142	-6.6%	2,971
Total Noninterest Expense	26,218	25,800	1.6%	26,037

Income Before Income Taxes	37,835	37,940	-0.3%	36,733
Income Tax Provision	9,683	9,677	0.1%	9,348
Net Income	$28,152	$28,263	-0.4%	$27,385

Average Common Shares
Outstanding	23,084	25,341	-8.9%	23,306
Diluted Average Common
Shares Outstanding	23,123	25,341	-8.8%	23,319

Per Common Share Data:
Basic Earnings	$1.22	$1.12	8.9%	$1.17
Diluted Earnings	1.22	1.12	8.9%	1.17
Dividends Paid	0.48	0.46	4.3%	0.48

			%
	9/30'26YTD	9/30'25YTD	Change
Interest and Loan Fee Income:
Loans	$29,054	$31,449	-7.6%
Equity Securities	1,312	1,239	5.9%
Debt Securities Available
for Sale	103,381	94,376	9.5%
Debt Securities Held to
Maturity	24,925	25,312	-1.5%
Interest-Bearing Cash	9,864	21,816	-54.8%
Total Interest and Loan
Fee Income	168,536	174,192	-3.2%

Interest Expense:
Transaction Deposits	136	135	0.7%
Savings Deposits	9,327	9,439	-1.2%
Time Deposits	123	153	-19.6%
Securities Sold under
Repurchase Agreements	649	503	29.0%
Total Interest Expense	10,235	10,230	0.0%

Net Interest and Loan
Fee Income	158,301	163,962	-3.5%

Reversal of Provision
for Credit Losses	(300)	(550)	n/m

Noninterest Income:
Service Charges on Deposit	10,148	10,066	0.8%
Accounts
Merchant Processing
Services	8,852	8,280	6.9%
Debit Card Fees	4,184	4,848	-13.7%
Trust Fees	2,923	2,661	9.8%
ATM Processing Fees	1,427	1,428	-0.1%
Other Service Fees	1,294	1,327	-2.5%
Bank Owned
Life Insurance Gains	-	208	n/m
Other Noninterest Income	1,776	1,969	-9.8%
Total Noninterest Income	30,604	30,787	-0.6%

Noninterest Expense:
Salaries and Related Benefits	37,260	36,816	1.2%
Occupancy and Equipment	16,072	15,445	4.1%
Outsourced Data Processing	8,374	8,128	3.0%
Limited Partnership
Operating Losses	3,330	2,745	21.3%
Professional Fees	1,832	1,424	28.7%
Courier Service	2,327	2,113	10.1%
Other Noninterest Expense	8,971	9,785	-8.3%
Total Noninterest Expense	78,166	76,456	2.2%

Income Before Income Taxes	111,039	118,843	-6.6%
Income Tax Provision	28,147	30,477	-7.6%
Net Income	$82,892	$88,366	-6.2%

Average Common Shares
Outstanding	23,561	25,953	-9.2%
Diluted Average Common
Shares Outstanding	23,579	25,953	-9.1%

Per Common Share Data:
Basic Earnings	$3.52	$3.40	3.5%
Diluted Earnings	3.52	3.40	3.5%
Dividends Paid	1.42	1.36	4.4%

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at September 30, 2026, June 30, 2026 and September 30, 2025.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.